SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K


                               CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: December 15, 1998



                             BIOMUNE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



                       Commission File Number:  0-11472

          Nevada                                  87-0380088
   (State of Incorporation)           (I.R.S. Employer Identification No.)


     2401 South Foothill Drive, Salt Lake City, UT              84109
        (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code:(801) 466-3441

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ITEM 5.   Other Events

     In the quarter ended September 30, 1998, the Company issued 454,104 shares of its common stock in payment of accounts payable totaling $175,000 (or approximately $.39 per share). The Company sold 85 shares of Non-Voting Convertible Preferred Stock ("Preferred Stock") at a price of $1,000 per share, for a total of $85,000. Also during the quarter, the Company issued a convertible debenture for $100,000 ("Debenture"). After September 30, 1998, the Company sold an additional 650 shares of Preferred Stock for $1,000 per share, or a total of $650,000 and the Debenture holder agreed to convert the Debenture to 100 shares of Preferred Stock effective September 30, 1998.

     The Preferred Stock issued in the above transactions is non-voting, has a preferred dividend of 10% per annum, payable at the option of the Company in cash or shares of common or Preferred Stock. The number of shares issuable upon conversion of one share of Preferred Stock will be calculated by dividing the market price of the Company's common stock on the date of conversion into 1000. The total number of shares of common stock issuable upon conversion cannot exceed the lesser of 2,500,000 shares or 19.9% of the Company's issued and outstanding Common Stock as of September 30, 1998.
The remaining shares of Preferred Stock, if any, following conversion to the maximum number of shares of common stock as indicated above, will be redeemed by the Company within 360 days of the original conversion date at a price of $1,333 per share (133% of stated value), or the Company will obtain necessary shareholder approvals to issue additional shares of common stock upon conversion of such remaining shares of Preferred Stock.

     On December 10, 1998, in connection with its acquisition of a majority interest in a subsidiary, the Company entered into an agreement whereby the minority interest holder of the subsidiary assumed the negative net worth of that entity, totaling $891,260 at September 30, 1998. The assumption of this obligation is effective September 30, 1998, will be evidenced by a promissory note, secured by guarantees and assets of the minority interest holder and a significant stockholder of the Company.

     In December 1998, a Nasdaq Listing Qualifications Panel considered the application of the Company to continue inclusion of its common stock on The Nasdaq SmallCap Market pursuant to an exception to the net tangible assets/market capitalization/net income and bid price requirements under NASD Marketplace Rules 4310(c)(2) and 4310(c)(4). Based on information provided to the Panel by the Company, the Panel determined to continue the listing of the Company's securities pursuant to an exception under the Rules.

     The foregoing transactions, will be discussed in more detail in the Company's forthcoming Annual Report on Form 10-K for the fiscal year ended September 30, 1998.

     In connection with the previously disclosed grant of the exception to certain of the NASD Marketplace Rules, the Panel required, among other things, that the Company file a Form 8-K on or before December 15, 1998 evidencing a minimum of $3,000,000 in net tangible assets. This Current Report on Form 8-K has been filed in order to satisfy that requirement. The Panel also required that the Company effect a 1 for 10 reverse stock split on or before December 31, 1998; that the closing bid price of the

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Company's Common Stock equal or exceed $1.00 per share for a minimum of ten consecutive trading days following the effective date of the reverse split; that the Company file a Form 10-Q for the quarter ending December 31, 1998 demonstrating positive net income, on or before February 15, 1998; and the Company must be able to demonstrate compliance with all requirements for continued listing.

ITEM 7.   Financial Statements and Exhibits

      (a) Unaudited Pro Forma Balance Sheet as of October 31, 1998.

          The attached Pro Forma Balance Sheet is filed pursuant to the order of a Nasdaq Listing Qualifications Panel in connection with its grant of an exception to certain Nasdaq maintenance criteria. The information presented is Pro Forma, as opposed to historic, and is as of a date on which the Company does not ordinarily report financial information. Consequently, it is not comparable to other information filed previously by the Company, and is of limited utility to the average investor. Investors should not rely on the attached Pro Forma Balance Sheet in connection with making an investment decision to purchase or sell the Company's securities.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report, as amended, to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BIOMUNE SYSTEMS, INC.
                                      (Registrant)


                                      By:  /s/ Michael G. Acton
                                         ---------------------------------
                                         Michael G. Acton
Date: December 15, 1998                  Chief Executive Officer


                     Biomune Systems, Inc.

        Pro Forma Condensed Consolidated Balance Sheet



                            ASSETS

                                             Pro Forma as of
                                             October 31, 1998
                                             ----------------
                                               (unaudited)
Current Assets
     Cash & Securities                             1,202,595
     Interest Receivable                              66,537
     Accounts Receivable, net                        351,246
     Inventories, net                                545,194
     Notes Receivable                              1,707,108
                                             ----------------
          Total current assets                     3,872,680

     Equipment and other assets, net                 118,046
     Good will, net                                1,884,926
     Long-term note receivable                       500,000
                                             ----------------
     Total other assets                            2,502,972
                                             ----------------
          Total Assets                             6,375,652
                                             ================

                   LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
     Dividends payable                                18,333
     Accounts payable                                772,598
     Loan payable                                    559,000
                                             ----------------
          Total current liabilities                1,349,931

Shareholders' Equity
     Preferred stock                               2,538,715
     Common stock                                      1,315
     Additional paid in capital                   41,106,568
     Accumulated deficit                         (38,620,877)
                                             ----------------
          Total shareholders' equity               5,025,721
                                             ----------------
          Total Liabilities                        6,375,652
                                             ================
Net Tangible Asset Calculation

Total Assets                                       6,375,652
Less:     Goodwill                                (1,884,926)
          Liabilities                             (1,349,931)
                                             ----------------
Net Tangible Assets                                3,140,795
                                             ================


                      (See notes on following page.)

NOTES:

     The above Pro Forma unaudited balance sheet for October 31, 1998 includes the following:

      a. Issuances of 454,104 shares of the Company's Common Stock as settlement of accounts payable of $175,000.

      b. Issuance of 635 shares of the Company's Preferred Stock for $635,000.

      c. Conversion of a $100,000 debenture into 100 shares of the Company's Preferred Stock.

      d. The contribution to capital of $891,260 by the minority interest shareholder in the Rockwood subsidiary by assumption of the negative net worth of Rockwood at September 30, 1998.

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